THIRD AMENDMENT TO LOAN AGREEMENT

    This Third Amendment dated as of August 27, 2010, by and between The PrivateBank and Trust Company (“Lender”), and Advanced Photonix, Inc. (“Borrower”).

RECITALS

     A. The Lender and Borrower entered into that certain Loan Agreement dated September 25, 2008, as amended by two amendments (the “Agreement”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

     B. Lender and Borrower desire to amend the Agreement as set forth below.

NOW, THEREFORE, Lender and Borrower agree as follows:

1. Section 6.28 of the Account is amended to read as follows:

     “6.28 Picometrix Debt. Borrower shall not and shall cause its Subsidiaries not to make any payment with respect to the existing indebtedness owed to the former shareholders of Picometrix (“Picometrix Debt”) unless (a) Borrower is in pro forma compliance with all financial covenants under this Agreement both before and after giving effect to such payment (b) no Event of Default (or event which with the giving of notice or the passage of time or both would constitute an Event of Default) has occurred and is continuing and (c) Borrower shall have provided to the Lender at least thirty (30) days prior written notice that the payment is to be made with respect to the Picometrix Debt. At least ten (10) days prior to making any such payment, Borrower shall provide to Lender a covenant compliance certificate giving pro forma effect to such payment. Borrower shall not use more than seventy five percent (75%) of the proceeds of the issuance of any equity interests to make payments with respect to the Picometrix Debt.”

     2. Paragraph 11 of the Second Amendment to Loan Agreement dated June 25, 2010 between Borrower and Bank (“Second Amendment”) is amended to read as follows:

     “11. Borrower agrees to provide to Lender on or before December 1, 2010 evidence satisfactory to Lender that the documents related to the Picometrix Debt have been amended to provide that the required December 1, 2010 principal payment and maturity date of the Picometrix Debt have been deferred until at least April 1, 2011. Failure to comply with the provisions of this paragraph shall be an Event of Default under the Agreement.”

     3. Borrower violated the provisions of paragraph 11 of the Second Amendment between Borrower and Bank (the “Undertaking Violation”). The Lender hereby waives any event of default under the Agreement resulting from the Undertaking Violation. This waiver shall not be deemed to amend or alter in any respect the terms and conditions of the Agreement or any of the other loan documents, or to constitute a waiver or release by the Lender of any right, remedy or event of default under the Agreement or any of the other loan documents, except to the extent expressly set forth above. Furthermore, this waiver shall not affect in any manner whatsoever any rights or remedies of the Lender with respect to any other non-compliance by the Borrower with the Agreement or the other loan documents whether in the nature of an event of default or otherwise, and whether now in existence or subsequently arising.

     4. Borrower will reimburse the Lender for all costs and expenses, including reasonable attorneys’ fees, incurred by the Lender in connection with the preparation of this Amendment and the documents, instruments and agreements executed in connection herewith.

     5. Borrower hereby represents and warrants that, after giving effect to the amendment and waiver contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Borrower’s powers, have been duly authorized, are not in contravention of law or the terms of Borrower’s Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations, warranties and covenants of Borrower set forth in Section 5 of the Agreement and any other documents, instruments or agreements executed in connection therewith, are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof; and (c) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Agreement, has occurred and is continuing as of the date hereof.

     6. BORROWER WAIVES, DISCHARGES, AND FOREVER RELEASES LENDER, LENDER’S EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS, AND THEIR SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, ALLEGATIONS OR ASSERTIONS THAT BORROWER HAS OR MAY HAVE HAD AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS AMENDMENT, AGAINST ANY OR ALL OF THE FOREGOING, REGARDLESS OF WHETHER ANY SUCH CLAIMS, CAUSES OF ACTION, ALLEGATIONS OR ASSERTIONS ARE KNOWN TO COMPANIES OR WHETHER ANY SUCH CLAIMS, CAUSES OF ACTION, ALLEGATIONS OR ASSERTIONS AROSE AS RESULT OF LENDER’S ACTIONS OR OMISSIONS IN CONNECTION WITH THE AGREEMENT OR ANY OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS IN CONNECTION THEREWITH, OR ANY AMENDMENTS, EXTENSIONS OR MODIFICATIONS THERETO, OR BANK’S ADMINISTRATION OF THE DEBT UNDER THE AGREEMENT OR OTHERWISE.

     7. This Amendment shall be effective upon (a) the execution by Borrower and Lender of this Amendment and (b) execution by the Guarantors of the attached Affirmation of Guaranty.

      8. Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

      9. This Amendment may be executed and acknowledged in counterparts, each of which shall constitute an original and all of which shall together constitute one and the same Amendment.

THE PRIVATEBANK AND TRUST		ADVANCED PHOTONIX, INC.
COMPANY

By:		By:
	Eric Haege		Richard Kurtz
Its:	Associate Managing Director	Its:	President

AFFIRMATION OF GUARANTY

     The undersigned acknowledge the foregoing Third Amendment to Loan Agreement, and ratify and confirm their obligations under their Guaranty of Borrower’s obligations to the Lender and acknowledge that the Guaranty remains in full force and effect in accordance with its terms subject to no setoff, defense or counterclaim.

August 27, 2010	SILICON SENSORS, INC.

By:
Richard Kurtz
	Its:	President

PICOMETRIX LLC

By:
Richard Kurtz
	Its:	President